Exhibit 99.1

1 November 18, 2025 Plug Power, CEO Andy Marsh

2 Disclaimer The presentation materials, remarks, discussions, Q&A sessions, and other content provided during the 2025 Plug Symposium (collectively, the “Materials”) contain “forward-looking statements” about Plug Power Inc. (“Plug” or the “Company”). Plug intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to significant risks and uncertainties and include, but are not limited to, (i) Plug’s long-term hydrogen strategy and multi-year growth roadmap; (ii) anticipated timelines and expectations relating to electrolyzer deployments, hydrogen production facilities, plant commissioning, manufacturing capacity, supply chain initiatives, technology development and performance; (iii) expected operational and financial milestones, including revenue targets, gross margin objectives, EBITDAS and operating income expectations, profitability timelines, cash flow improvements, cost reductions, capital expenditure plans, balance sheet initiatives, and financing strategies; (iv) expectations regarding customer contracts, strategic partnerships, commercial initiatives, project pipelines, market adoption, demand drivers, and related multi-gigawatt opportunities; (v) expectations regarding the growth, competitiveness, economics, cost curves, and policy landscape of the global hydrogen, renewable energy, and clean fuels markets; and (vi) any other statements of belief, intention, or future expectations disclosed in the Materials or during the live symposium. Forward-looking statements are based on the Company’s current expectations, estimates, assumptions, and projections, and are not guarantees of future performance. These statements are subject to a number of risks, uncertainties, and assumptions, many of which are beyond the Company’s control, that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others: general economic, market, and geopolitical conditions; changes in laws, regulations, incentives, and government policies applicable to hydrogen, renewables, energy storage, or clean fuels; customer demand, project timing, and purchasing decisions; the availability, cost, and reliability of equipment, components, and raw materials; manufacturing, scale-up, and supply chain challenges; the ability to achieve cost reductions and operational efficiencies, including the Company's ability to successfully implement Project Quantum Leap and achieve anticipated operational and financial benefits; the Company's ability to maintain relationships with key customers and partners; risks related to the Company's liquidity and ability to fund operations; the Company's ability to design, develop, and manufacture hydrogen solutions at scale; market acceptance of hydrogen solutions; risks related to technology development and performance; permitting, siting, and construction delays; competition; and the other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025. In addition, financial projections which are included in the Materials are based on assumptions and analyses made by management based on its experience and perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances. There is no assurance that the financial projections will be realized. Projections, assumptions and estimates of Plug’s future performance and the future performance of the markets in which Plug competes are subject to a high degree of uncertainty and risk due to a variety of factors. The Materials also contain projections regarding renewable power deployment, hydrogen costs, and market development, which are based on third-party forecasts and industry assumptions, and no assurance can be given that hydrogen will become cost-competitive with natural gas or that the renewable power trends described in the Materials will occur as projected. These and other factors could cause results or outcomes to differ materially from those expressed in this presentation. Certain portions of the 2025 Plug Symposium include presentations, testimonials, case studies, remarks, videos, panel discussions, and Q&A sessions featuring customers, partners and other third parties. Any statements, data, assumptions, assessments, forecasts, views, or opinions expressed by third-party participants are solely those of the individuals or organizations making them and do not necessarily reflect the views of the Company. The Company does not warrant, endorse, adopt, confirm, or assume responsibility for the accuracy, completeness, or reliability of any third-party statements or information presented during the symposium, whether in prepared materials or made during live discussions or Q&A. You should not place undue reliance on any forward-looking statements. The forward-looking statements contained in the Materials and the symposium discussions speak only as of the date they are made, and the Company undertakes no obligation to update such statements, whether as a result of new information, future developments, or otherwise, except as required by law. No statement made during the symposium or included in the Materials should be interpreted as a commitment, assurance, or guarantee of future performance or results.

3 - Customer Testimonials: - Amazon - Floor & Décor - Uline - Arcadia - Energy Partners: - Allied Green Ammonia - Edgewood - Hy24 - Hy2Gen - Plug Experts Discuss: - Energy Grid Urgency - Our Know-How Building a Hydrogen Plant - Engineering and Technology Developments Let’s Start the Real Conversations at Plug Symposium: Plug is a hydrogen energy leader Expanding market opportunity Strong financial discipline Sales funnel to support path to profitability Customer and third-party validation Scalable tech & operational excellence

Progress Over the Years

5 2008 ~$1M in Commercial Revenue Revenue 2025 Targeting $700M in Commercial Revenue And Projecting Continuous Growth over the Coming Years Targets represent internal management 's current estimates and are subject to significant uncertainties. Actual revenue may differ materially due to market conditions, customer demand, competitive pressures, and other factors. These are management's estimates and not formal financial guidance.

6 2008 Approximately 25 units operating in the field • No Plug Fueling Stations • An Unproven Value Proposition • No Pedestal Customers 2025 Over 72,000 units operating in the field • 285 Plug Fueling Stations • Enable customers to move > 8% goods/hour • Great Customer List – Amazon, Walmart, Home Depot, BMW and the list goes on Material Handling

Stack Strategy 2008: 2025: Plug PEM Stacks for Fuel Cells and Electrolyzers Most stacks provided by 3rd party

Electrolyzers 2008: Today: Grew Revenue from $5M in 2023 to Approximately $200M in 2025 • Deploy over 230MW of Products and Growing • Customers like Iberdola-BP, Galp, Carlton Power, Allied Green No Business Activity 5MW GenEco Array 10MW GenEco Array Revenue and deployment figures represent management's current estimates and targets. Actual results may differ materially. No assurance can be given that the Company will achieve approximately $200M in electrolyzer revenue in 2025 or successfully deploy the targeted MW capacity.

9 2025: Plug Hydrogen Plant Network Georgia Live Capacity: 15TPD Louisiana Live Capacity: 15TPD Tennessee Live Capacity: 10TPD 2008: No one dreamed that Plug could generate our own hydrogen!

10 2025: Cryogenic Equipment The Capability allows us to Expand Into Blue Liquid Fuels 2008: This was not on our radar screen.

11 We have a logistic network today delivering 25TPD of liquid hydrogen – about half of our customer’s usage. 34 Liquid Hydrogen Trailers 89 Gaseous Hydrogen Trailers

12 We Built Manufacturing to Support the Activity Plus, global fabrication network in Vietnam, UAE, Europe, USA! Plus, 368,000 sq ft for trailer business! 2008 175,000 Sq Ft Latham, NY 2025 407,000 sq ft Slingerlands, NY 156,000 sq ft Rochester, NY

13 Material handling sites Stationary power sites 2025: We are Deploying Products Around the World GenEco Electrolyzer Locations GenDrive and GenSure Fuel Cell Locations Largest network of H2 refueling stations in the USA Execution (manufacturing) Installation Electrolyzer Sites Comissiong Electrolyzer Sites Operations

And We are Only Starting – Quantum Leap Supports Rapid Growth and Margin Improvements

15 Electrolyzers Strategic Priorities: Exiting 2026: EBITDAS Positive Exiting 2027: Operating Income Positive Exiting 2028: Overall Profitability Plug Doing Real Things YE 2025: Gross Margin Neutral Business Focus 15 Material Handling Equipment (MHE) Hydrogen Plants (1) Represents targets from Project Quantum Leap. Such amounts represent management's targets. No assurance can be given that Project Quantum Leap will yield such results, when anticipated, or at all. Execution and Growth Targets(1)

16 Cost Effective, Ubiquitous Hydrogen is the Key The Future

17 • Renewables are projected to supply ~73% of Europe’s power generation by 2035 • Europe could reach a ~95% clean power system by 2035 under advanced renewable-buildout scenarios • In Germany, renewables are forecast to produce ~628 TWh by 2035, representing ~83% of the national power mix • In May 2025, Germany saw 130 hours of negative day-ahead prices, about 17.5% of the month Energy Institute – New Energy World: European renewable generation outlook (2035). Ember Climate – Clean power system feasibility analysis (2035 scenarios). Energy Global – Germany renewable generation forecast (2035). pv magazine International – Negative day-ahead price data (May 2025). Keys to Hydrogen – Renewable Power Zero Cost Power Unlocks Competitive Hydrogen

18 Electrolyzers can Become Flexible Industrial Loads Hydrogen Could be Lower Cost than Natural Gas Usages • Replacement of Grey Hydrogen • Liquid Fuels • Hydrogen for Powering the Grid

19 “The Role of Underground Hydrogen Storage in Europe.” H2eart Project, January 2024. Pujades, E., Orlic, B., et al. “Technical Potential of Underground Hydrogen Storage in Europe.” PMC (PubMed Central), 2023. GIE (Gas Infrastructure Europe). “European Gas Storage – Conversion Potential for Hydrogen.” Industry Assessment, 2023. NREL (National Renewable Energy Laboratory). Underground Hydrogen Storage Technical Assessments. NREL Docs+1. • Europe-wide study projects ~9.1 TWh of working underground hydrogen storage by 2030 • Pipeline plans expand to ~22.1 TWh by 2040, signaling rapid scale-up • Technical potential: • Salt caverns: up to ~49 TWh • Aquifers: up to ~40 TWh • Existing natural gas storage sites across Europe can be converted for hydrogen, unlocking further capacity. Storage is Critical Hydrogen Storage can be .10 - .15 per kw-hr.

20 • The European Hydrogen Backbone (EHB)—driven by Europe’s major TSOs—proposes a dedicated, cross-continent hydrogen pipeline network using significant portions of repurposed natural-gas infrastructure. • By 2040, the network is targeted to reach ~50,000–60,000 km (with some updates citing ~58,000 km). • Interim milestone: ~11,600 km by 2030, reflecting early rollout and regional build-outs. • Infrastructure reuse is central—about 60%+ of the future network is expected to come from converted natural-gas pipelines, reducing cost and accelerating deployment. Hydrogen Pipelines are Critical The Roadmap to Low Cost, Ubiquitous Hydrogen And there are lots of opportunities for Plug during this journey. EHB / European TSOs – European Hydrogen Backbone initiative (natrangroupe.com; EHB; OGE). Gas Infrastructure Europe – Pipeline length forecasts and conversion potential. Hydrogen Europe – 2040 network expansion analyses and scenario updates.

21 10% - 22% of World’s Energy Needs can come form Hydrogen The Future of Hydrogen Sources – McKinsey, IEA Net Zero Scenarios, IRENA Scenario

22 Our Next CEO will be central to driving Plug’s profitable growth and shaping the industry’s future. Proudly Introducing Jose Luis Crespo

Copyright 2022, Plug Power Inc. Profitability Driven by Growth Jose Luis Crespo, President & CRO November 18, 2025

Execution Profitability Customer Success

26 Continue executing on Quantum Leap to drive a path to profitable growth: • Streamline the business to focus on the highest-value markets • Improve cost structure and cash efficiency • Strengthen the Balance Sheet

27 Electrolyzers Strategic Priorities: Exiting 2026: EBITDAS Positive Exiting 2027: Operating Income Positive Exiting 2028: Overall Profitability Plug Doing Real Things YE 2025: Gross Margin Neutral Business Focus 27 Material Handling Equipment (MHE) Hydrogen Plants (1) Represents targets from Project Quantum Leap. Such amounts represent management's targets. No assurance can be given that Project Quantum Leap will yield such results, when anticipated, or at all. Execution and Growth Targets(1)

+$8B Global Funnel Execution Opportunity

29 : GenDrive Material Handling Growth Driven by: • Strong Value Proposition based productivity • Investment Tax Credit renewed starting in Jan 2026 • Pedestal Customer expanding capacity • Fleet Refreshes • Plug’s Improved Financial performance

30 • Regulation and government support • Replacement of Grey H2 by Green H2 and e-Fuels: eSaf, Green Ammonia • Our funnel has been developed over the last 3 years and is the highest quality funnel that we have ever had GenEco ELX: Largest Growth Market Driven by:

31 ELX customers pick Plug because we do real things. Plug’s record-setting Georgia H2 production plant our best GenEco sales tool.

32 Plug Wins: 25MW with Iberdrola and BP (Spain) Represents customer selections, awarded projects, or non-binding agreements. Project scope, timing, and commercial terms are subject to final agreements, regulatory approvals, financing, permitting and other conditions. No assurance can be given that the projects will proceeds as currently anticipated.

33 Plug Wins: 100MW with GALP (Portugal)

34 Plug Wins: 55MW with Carlton Power (UK)

35 Plug Wins: With Allied Green Ammonia • 3GW in Australia • 2GW in Uzbekistan • 3GW in UAE

36 It is an exciting time to be at Plug. Plug is in the pole position to capitalize on profitable growth.

Copyright 2022, Plug Power Inc. Financial Roadmap Paul Middleton, CFO Copyright 2025, Plug Power Inc.

39 Electrolyzers Strategic Priorities: Exiting 2026: EBITDAS Positive Exiting 2027: Operating Income Positive Exiting 2028: Overall Profitability Plug Doing Real Things YE 2025: Gross Margin Neutral Business Focus 39 Material Handling Equipment (MHE) Hydrogen Plants (1) Represents targets from Project Quantum Leap. Such amounts represent management's targets. No assurance can be given that Project Quantum Leap will yield such results, when anticipated, or at all. Execution and Growth Targets(1)

40 Project Quantum Leap Increase Market Focus Improve Profitability & Cash Flows Improve the Balance Sheet

41 Keys to Gross Margin Target for Q4 2025 Q3 25 Adjusted Gross Margin Q4 25 Gross Margin B/E Sales/Volume & Mix Service Costs Fuel Costs Mfg Efficiencies & Other Represents management's targets based on current assumptions. Actual results may differ materially from these targets due to various factors, including market conditions, operational challenges, supply chain disruptions, customer demand, competitive pressures, ability to achieve planned cost reductions and efficiencies, and other risks described in the Company's SEC filings. No assurance can be given that the Company will achieve gross margin neutrality by year-end 2025 or that the assumptions underlying the analysis will prove accurate.

42 Represents management's targets based on current assumptions. Actual results may differ materially from these targets due to various factors, including market conditions, operational challenges, supply chain disruptions, customer demand, competitive pressures, ability to achieve planned cost reductions and efficiencies, and other risks described in the Company's SEC filings. No assurance can be given that positive EBITDAS, revenue targets, or gross margin targets will be achieved by the end of 2026 or at all. Keys to Positive EBITDAS Target Q4 2026 Targeting ~$300M in Revenues & 15% Gross Margin B/E Q3 25 Adjusted Gross Margin Q4 26 Gross Margin Sales/Volume & Mix Supply Chain Fuel Costs Mfg Efficiencies & Other Service Costs Engineering Design

43 Improving the Balance Sheet Increasing Leverage • Reduced Cash Burn • Reduced CAPEX • Monetizing Assets • Increasing Working Capital Leverage Liquidity Outlook • Robust Liquidity Position • Trending Towards Positive Cash Flow